Abacus Flexible Bond Leaders ETF
Schedule of Investments
October 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.6%		Shares	Value
Invesco Senior Loan ETF (a)		18,438	$385,354
iShares 0-5 Year High Yield Corporate Bond ETF		8,980	386,858
iShares iBoxx $ High Yield Corporate Bond ETF (a)		4,819	389,375
iShares J.P. Morgan USD Emerging Markets Bond ETF		4,232	409,108
Vanguard Short-Term Inflation-Protected Securities ETF		7,828	391,713
TOTAL EXCHANGE TRADED FUNDS (Cost $1,924,024)			1,962,408

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.8%		Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.24% (b)		666,747	666,747
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $666,747)			666,747

TOTAL INVESTMENTS - 133.4% (Cost $2,590,771)			2,629,155
Money Market Deposit Account - 0.5% (c)			9,068
Liabilities in Excess of Other Assets - (33.9)%			(667,133)
TOTAL NET ASSETS - 100.0%	0.0		$1,971,090

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of October 31, 2025. The fair value of these securities was $650,258.
(b)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.70%.

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Abacus Flexible Bond Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,962,408	$–	$–	$1,962,408
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	666,747
Total Investments	$1,962,408	$–	$–	$2,629,155

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $666,747 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.